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                                                                   EXHIBIT 10.13

                                                             [EXECUTION VERSION]



                          SUBORDINATED PROMISSORY NOTE


$ 25,000,000.00             New York, New York                   March 31, 1999


         SIERRA WELL SERVICE, INC., a Delaware corporation ("Borrower"), for value received, hereby promises to pay to the order of Joint Energy Development Investments II Limited Partnership, a Delaware limited partnership, ("Lender") the principal amount of TWENTY-FIVE MILLION AND NO /100 DOLLARS ($25,000,000.00 ) and interest on the unpaid balance of such principal amount in accordance with Subordinated Loan Agreement referred to below.

         This Note is a "Subordinated Note" issued pursuant to the Subordinated Loan Agreement dated as of March 31, 1999 (as modified from time to time, the "Subordinated Loan Agreement"), between the Borrower, the Subordinated Lenders named therein, and Joint Energy Development Investments II Limited Partnership, as Subordinated Agent. All capitalized terms used herein shall have the meaning ascribed to such term in the Subordinated Loan Agreement unless otherwise defined herein. This Note is subject to and entitled to the benefits of the Subordinated Loan Agreement and the support therefor and the holder of this Note may enforce such rights in accordance with the Subordinated Loan Agreement. Without limiting the foregoing, upon the occurrence of an Event of Default, payments due under this Note may be accelerated in the manner and with the effect provided in the Subordinated Loan Agreement.

         This Note is subject to mandatory and optional repayments, in whole or in part, as specified in the Subordinated Loan Agreement. Payments of principal and interest due on this Note paid in lawful money of the United States of America to the Subordinated Agent in accordance with the terms of the Subordinated Loan Agreement.

         Reference is made to the $30,000,000 Senior Secured Note (Tranche B) dated as of September 30, 1997 ("Prior Note"), made by the Borrower and payable to the order of Joint Energy Development Investments Limited Partnership. The Prior Note was assigned to Joint Energy Development Investments II Limited Partnership. The indebtedness under the Prior Note continues under the Subordinated Notes and the execution of the Subordinated Notes does not indicate a payment, satisfaction, novation, or discharge thereof.

         The Lender is hereby authorized to record all Loans and all payments and prepayments hereunder. The failure of the Lender to record any such amounts shall not diminish or impair the Borrower's obligation to repay all principal advanced and to pay all interest accruing under this Note.


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         The Borrower and any and each co-maker, guarantor, accommodation party, endorser or other Person liable for the payment or collection of this Note expressly waive demand and presentment for payment, notice of nonpayment, notice of intent to accelerate, notice of acceleration, protest, notice of protest, notice of dishonor, bringing of suit, and diligence in taking any action to collect amounts called for hereunder and in the handling of Collateral at any time existing as security in connection herewith, and shall be directly and primarily liable for the payment of all sums owing and to be owing hereon, regardless of and without any notice, diligence, act or omission as or with respect to the collection of any amount called for hereunder or in connection with any Lien at any time had or existing as security for any amount called for hereunder.

         It is the intention of the Subordinated Lenders and the Borrower to conform strictly to any applicable usury laws. Accordingly, the terms of the Subordinated Loan Agreement relating to the prevention of usury will be strictly followed.

THE INDEBTEDNESS EVIDENCED BY THIS AGREEMENT IS SUBORDINATED TO THE PRIOR PAYMENT IN FULL OF THE SENIOR DEBT (AS DEFINED IN THE SUBORDINATION AND INTERCREDITOR AGREEMENT DEFINED BELOW) PURSUANT TO, AND TO THE EXTENT PROVIDED IN, THE SUBORDINATION AND INTERCREDITOR AGREEMENT DATED AS OF EVEN DATE HEREWITH BY AND AMONG THE SIERRA WELL SERVICE, INC., THE SUBORDINATED AGENT (AS DEFINED THEREIN), AND THE SENIOR AGENT (AS DEFINED THEREIN).

         THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CHOICE OF LAWS.



                                                     SIERRA WELL SERVICE, INC.



                                                     By: /s/ Bill E. Coggin
                                                        -----------------------
                                                     Name:  Bill E. Coggin
                                                     Title: Vice Chairman